UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 21, 2019, Alkermes plc (the “Company”) completed its previously announced acquisition of Rodin Therapeutics, Inc., a privately held biopharmaceutical company (“Rodin”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 14, 2019, by and among the Company, Alkermes, Inc., an indirect wholly-owned subsidiary of the Company (the “Buyer”), Thinker Merger Sub, Inc., a wholly-owned subsidiary of the Buyer (“Merger Sub”), Rodin, and Shareholder Representative Services LLC, as the representative of the former equityholders of Rodin (the “Rodin Equityholders”).  The acquisition was effected through the merger of Merger Sub with and into Rodin, with Rodin continuing as the surviving entity and a wholly-owned subsidiary of the Buyer (the “Merger”). The Company will account for the Merger as an asset acquisition.

At the closing of the Merger, the Buyer paid the Rodin Equityholders an upfront cash payment of $100 million (subject to customary adjustments set forth in the Merger Agreement).

Under the terms of the Merger Agreement, and subject to the conditions and adjustments set forth therein, the Rodin Equityholders will also be eligible to receive future payments of up to $850 million upon achievement by the acquired development candidates of certain specified clinical, regulatory and sales milestones (collectively, the “Future Milestone Payments”). The Company guaranteed all payment obligations of the Buyer under the Merger Agreement to the extent such obligations become due and payable.

The Merger Agreement contains customary representations, warranties, covenants and other provisions, including indemnification obligations of the Buyer and the Rodin Equityholders for, among other matters, breaches of representations, warranties and covenants, in each case subject to the limitations specified in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete, provides only a summary of the material terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may be made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or the condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties in the Merger Agreement may change after the date of the Merger Agreement, which changes may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On November 25, 2019, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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EXHIBIT INDEX

Exhibit No.	Description

2.1*†

Agreement and Plan of Merger, dated as of November 14, 2019, by and among Alkermes plc, Alkermes, Inc., Thinker Merger Sub, Inc., Rodin Therapeutics, Inc., and Shareholder Representative Services LLC, as representative of the former equityholders of Rodin Therapeutics, Inc.

99.1	Press release issued by Alkermes plc dated November 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*  Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the U.S. Securities and Exchange Commission (the “SEC”); provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page iv of Exhibit 2.1.

† In accordance with Item 601(b)(2)(ii) of Regulation S-K, certain information (indicated by “[**]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the Company if publicly disclosed.

Note Regarding Forward-Looking Statements

Certain statements set forth or incorporated by reference in Item 2.01 above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, statements regarding the potential Future Milestone Payments. You are cautioned that forward-looking statements are inherently uncertain. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: that the Merger may involve unexpected costs or liabilities; that the acquired development candidates will not be developed and approved on the Company’s anticipated timeline or at all, including as a result of clinical trial design or enrollment or as a result of any safety or efficacy issues that may arise as part of any clinical trial; that, even if approved, the market for any such development candidate may be smaller than expected or that the Company may not be successful in accessing such market; that the anticipated benefits of the transaction may not be achieved; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018 and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained or incorporated by reference in Item 2.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 25, 2019	By:	/s/ David J. Gaffin
David J. Gaffin
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

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